End of Q3 2022

This presentation and any accompanying discussion or documents contains information that includes or is based upon "forward-looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and our company, management's beliefs and certain assumptions we have made. The words “plan,” “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements made in this presentation include statements about Recursion's use of the proceeds from its private placement, the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, the potential size of the market opportunity for our drug candidates, our ability to identify viable new drug candidates for clinical development and the accelerating rate at which we expect to identify such candidates, our expectation that the assets that will drive the most value for us are those that we will identify in the future using our datasets and tools, and many others. Forward-looking statements made in this presentation are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may not occur as actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. 2

3 Opportunity 0.1 1 10 1960 1970 1980 1990 2000 2010 2020 50B 100M 500K 1K 100 Compute Power (Transistors per Microprocessor)NME’s per $B spent (inflation adjusted) Moore’s Law: Computing power becomes faster and less expensive over time Eroom’s Law: Drug discovery is becoming slower and more expensive over time Adapted from Scannell et al and Our World in Data

Real (atoms) Digital (bits) 1 Profile Systems Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.) Data Aggregate and organize data to create digital maps of reality Algorithms Navigate digital maps to predict novel relationships, then try them in reality 3 2 1 2 4 3 Trademarks are the property of their respective owners and used for informational purposes only.

5

Robotic Automation at Scale

Up to 2.2 Million wet-lab experiments per week profiling genes and compounds, we believe we are one of the largest phenomics (human cellular image-based) data producers


2.2 Million
/ Week

Digitization of Biology and Chemistry


~19 Petabytes

~19 Petabytes of proprietary high-dimensional data, we believe this is one of the largest relatable *in vitro* biological and chemical dataset

Diverse Biological and Chemical Inputs

47
different human **cell types**

1.5 Million
small molecule library, we believe this scale is on par with some large pharma companies

130K
arrayed CRISPR guides

1K
cytokines and soluble factors


Recursion OS
Enables quality, reliability, repeatability and scale

ML-Based Analysis


Top 500

Top 500 supercomputer across any industry (TOP500 List, Jun 2022), we leverage vast neural networks and multiomics approaches to extract features and drive insights

Novel Insights at Scale

High-Dimensional Validation

Up to
13K
near whole exomes per week, we believe we are one of the largest transcriptomics data producers

5K
proteomics panels in 2021


-log10(pAdj)
150
100
50
0
-2
0
2
log2(FC)


2.9 Trillion

ML-Based Relationships

relatable hypotheses across multiple biological and chemical contexts

6

Well-known primary relationships between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome All primary relationships found by the Recursion OS between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome 7

Data shown are the averages of all our programs from 2017 through 2021. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › C o st t o IN D ( $ M ) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 33 64% 52% 73% 20 61% St ag e Ti m e t o V al id at e d L e ad ( m o ) Recursion Industry Recursion 15 Industry Recursion 8

Our pipeline reflects the scale and breadth of our approach

Therapeutic Area	Indication	Late Discovery	Preclinical	Phase 1	Phase 2	Phase 3
Oncology	**FAMILIAL ADENOMATOUS POLYPOSIS** *(APC; est. 50K)*					
	AXIN1/APC MUTANT CANCERS WITH AN INITIAL FOCUS IN HCC AND OVARIAN *(AXIN1/APC mutant cancers including HCC and ovarian; est. 7K)*					
	KRAS/STK11-DRIVEN CHECKPOINT RESISTANCE *(KRAS/STK11; est. 11K)*					
	MYC-DRIVEN ONCOLOGY *(MYC; est. 54K[1])*					
	CANCER IMMUNOTHERAPY TARGET ALPHA *(Multiple; 72K[2])*					
	CANCER IMMUNOTHERAPY TARGET BETA *(Multiple; 15K[2])*					
	HRD-NEGATIVE OVARIAN CANCER TARGET GAMMA *(HRD-negative ovarian cancer; 13K)*					
Rare & Other	**CEREBRAL CAVERNOUS MALFORMATION** *(CCM; est. 360K[3])*					
	NEUROFIBROMATOSIS TYPE 2 *(NF2; est. 33K[4])*					
	CLOSTRIDIUM DIFFICILE COLITIS *(est. 730K)*					
Partnership Programs *MULTIPLE PROGRAMS ADVANCING SIMULTANEOUSLY*						

More than a dozen early discovery and research programs in oncology, neuroscience, inflammation & immunology, and rare disease

All populations defined above are US and EU5 incidence unless otherwise noted. EU5 is defined as France, Germany, Italy, Spain and UK. (1) Our program has the potential to address a number of indications driven by *MYC* alterations, totalling 54,000 patients in the US and EU5 annually. We have not finalized a target product profile for a specific indication. (2) Our program has the potential to address a number of indications in this space. (3) Prevalence for hereditary and sporadic symptomatic population. (4) Annual US and EU5 incidence for all *NF2*-driven meningiomas.

9

Internal Pipeline - Rare Genetic Diseases Partnership strategy Inter al Pipeline Discovery Partnerships • Build wholly-owned pipeline in indications with potential for accelerated path to approval Pipeline strategy • Partner in complex therapeutic areas requiring large financial commitment and competitive market dynamics • Leverage partner knowledge and clinical development capabilities 10 Fibrosis Other large, intractable areas of biology Neuroscience *and a single oncology indication Oncology Rare Disease

Fibrosis Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • Recursion owns all algorithmic improvements • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales • Recursion owns or co-owns all algorithmic improvements (Announced Sep 2020; Expanded Dec 2021) (Announced Dec 2021) Trademarks are the property of their respective owners and used for informational purposes only. 11

Novel efficacy and insights at scale Near-Term Today Medium-Term Automated molecular microsynthesis at scale Recursion OS enables quality, reliability, repeatability and scale Continued digital chemistry, SAR and predictive ADMET OS build Leverage new datasets and technology to improve translation, clinical predictions, and trial efficiencies Past Industrialization of drug discovery and development Brute force search Long-Term 12

13

← All Human Genes with Significant Effects in this Cellular Context →
← All Human Genes with Significant Effects in this Cellular Context →

Genome-scale mapping

This is a **whole-genome arrayed CRISPR knock-out Map** generated in primary human endothelial cells

Every gene is represented in a pairwise way (each is present in columns and rows)

Dark Red indicates phenotypic similarity according to our neural networks while Dark Blue indicates phenotypic anti-similarity (which in our experience often suggests negative regulation)

We can add the phenotypes of hundreds of thousands of small molecules at multiple doses and query and interact with these maps using a web application

14

Many known mitochondrial-related genes cluster together along with a few less well-known genes 15

JAK1 JAK1 The JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and ‘opposite’ genes (blue) – note that both expected and less well-known genes can serve as novel hypotheses 16

20S Subunit 26S Subunit The 20S and 26S proteosomes form expected clusters that give confidence in this Map, one of many we have built – however, the most exciting elements of each map are the tens of thousands of unknown and unexplored high- confidence relationships 17

Target γ: Novel CDK12-adjacent target for potentially treating HRD-negative ovarian cancer

- **Goal:** Identify potential first-in-class tumor-targeted precision therapeutic NCE with novel MOA capable of potentially treating HRD-negative ovarian cancer
- **Phenomap insight:** Inhibition of target *Gene A* (for example, with REC-65029) may mimic inhibition of CDK12 while mitigating toxicity due to CDK13 inhibition
- **Result:** Single agent and in combination with olaparib in HRD-negative ovarian cancer CDX and PDX models showed **durable efficacy** – including **100% complete response**



CDK12
Gene A
0.1µM
0.25µM
1.0µM
2.5µM
REC-65029
Similar
Opposite
CDK12
Gene A
2.5µM
1.0µM
0.25µM
0.1µM

Single agent and combination (with olaparib) in an HRD-*negative* ovarian cancer PDX model with durable response



OV0273 PDX
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
Days
80% CR by day 14 in combo
**
100% CR
OV0273 PDX (Survival)
Probability of Survival
100
50
0
0
20
40
60
80
Days
****
Treatment stopped on Day 28
Vehicle
Olaparib
REC-65029
REC-65029 + Olaparib

OV0273 PDX – REC-65029 dosed at 85 mg/kg PO, BID, olalparib dosed at 90mg/kg PO QD; ** p<0.01 **** p<0.0001

18

19

Phase 2 Trial Underway – REC-994 for Cerebral Cavernous Malformation (CCM)

PREVALENCE

360,000 US + EU5

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

OUR REASON TO BELIEVE

Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice

KEY ELEMENTS

- Targeting sporadic and familial symptomatic CCM patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Phase 2 clinical trial initiated in Q1 2022
- Once daily oral dosing
- US & EU Orphan Drug Designation

Phase 2a Study Design:

CCM Confirmed with MRI → 1:1:1 High Dose / Low Dose / Placebo → 52-Week Treatment → ***Endpoints***: 1° - Safety and Tolerability; 2° - Imaging, neuro assessments and PROs → Open Label Extension



Julia – living with CCM

20

Phase 2/3 Trial Underway – REC-2282 for *NF2*-Mutated Progressive Meningioma

PREVALENCE

33,000

US + EU5

CAUSE

LOF mutations in *NF2* tumor suppressor gene

PATHOPHYSIOLOGY

Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits

OUR REASON TO BELIEVE

Efficacy in Recursion OS, cellular, and animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors

KEY ELEMENTS

- Targeting familial and sporadic NF2 meningioma patients
- Phase 2/3 clinical trial initiated in Q2 2022
- Oral bioavailability and CNS exposure together are unique among clinical-stage HDAC inhibitors
- Fast-Track and US Orphan Drug Designation

Adaptive Phase 2/3 Study Design

Phase 2

Progressive *NF2*-mutated meningioma → 1:1 → REC-2282 40mg / REC-2282 60mg → 6 x 1 Mo. Cycles → Interim Analysis → 20 x 1 Mo. Cycles

Interim Analysis ↓

Phase 3

Progressive *NF2*-mutated meningioma → 2:1 → REC-2282 / Placebo → 26 x 1 Mo. Cycles → ***Endpoints***: 1° - PFS; 2° - TTR, DOR & ORR



Ricki – living with NF2

21

Phase 2 Trial Underway – REC-4881 for Familial Adenomatous Polyposis (FAP)

PREVALENCE

50,000

US + EU5

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY

Polyps throughout the GI tract with extremely high risk of malignant transformation

OUR REASON TO BELIEVE

Efficacy in the Recursion OS shows that specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent mouse model APC^{min} showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting Classical FAP patients (w/ *APC* mutation)
- Phase 2 clinical trial initiated in Q3 2022
- Oral Dosing & Gut-Biased
- Fast-Track and US & EU Orphan Drug Designation

Phase 2 Study Design:

FAP with *APC* mutation confirmed → 2:2:1 → High Dose / Low Dose / Placebo → 48 Week Treatment → **Endpoints**: 1° - Δ Polyp burden at 12M; 2° - PL, Safety, polyp # and histological grade → Open Label Extension



22

Phase 1 Trial Underway – REC-3964 for Clostridium difficile Colitis

PREVALENCE

730,000 US + EU5

CAUSE

Release of C. difficile toxins by colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host

PATHOPHYSIOLOGY

Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death

OUR REASON TO BELIEVE

Recursion OS identified a new chemical entity for recurrent C. difficile infection and potentially prophylaxis via glycosyl transferase inhibition with potential to be orally active

KEY ELEMENTS

- Orally active small molecule toxin effect inhibitor
- Non-antibiotic approach with potential for combination with SOC and other therapies for recurrent disease
- Designed for selective antitoxin pharmacology to target infection with minimal off-target systemic effects
- Phase 1 clinical trial initiated in Q3 2022

Phase 1 Study Design:

Healthy subjects

Part A → Single Ascending Dose – randomized, double-blind, placebo-controlled (6 dose levels) →

Part B → Multiple Ascending Dose – randomized, double-blind, placebo-controlled (5 dose levels) →

Endpoints

Safety, tolerability, and PK



Colleen – overcame recurrent C diff.

23

New Clinical Program – REC-4881 for the potential treatment of *AXIN1/APC* mutant cancers with an initial focus in HCC and Ovarian

PREVALENCE

7,100

US + EU5

CAUSE

LOF mutations in *AXIN1/APC* tumor suppressor genes

PATHOPHYSIOLOGY

Alterations in the WNT pathway are found in a wide variety of tumors, in particular HCC and Ovarian cancers, and confer poor prognosis and resistance to standard of care

OUR REASON TO BELIEVE

Efficacy in the Recursion OS and favorable results in PDX models harboring *AXIN1/APC* mutations vs. wild-type leading to a significant PFS benefit in HCC and Ovarian tumors


Significant association between AXIN/APC mutation & response in combined HCC + Ovarian PDX models (p=0.001)
Tumor Growth Inhibition (%)
100
80
60
40
20
0
-20
60% TGI is considered a benchmark for clinical efficacy
Mutant
Wildtype
Average TGI: ~71% mutant vs ~48% wildtype
Median TGI: ~72% mutant vs ~47% wildtype

Single agent REC-4881 leads to a significant PFS benefit in HCC and Ovarian PDX models harboring *AXIN1/APC* mutations


AXIN1/APC Mutant
REC-4881
Untreated
Probability of progression-free (by tumor doubling)
Time after treatment (d)

p = 0.0009


AXIN1/APC Wildtype
REC-4881
Untreated
Probability of progression-free (by tumor doubling)
Time after treatment (d)

p = 0.23



Gross morphology of HCC

REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design; REC-4881 dosed at 3 mg/kg QD for up to 21 days. 3 mice per treatment per model (3 x 3 x 3) design. Combined HCC + Ovarian PDX mouse models

24

What it takes to make this happen – a new kind of team and culture

Team Members

~500 Employees

43% Advanced degrees



- Life Sciences – biology, chemistry, development, etc.
- Technology – data science, software engineering, automation, etc.
- Strategic Operations

44%	54%	1%
Female	Male	Non-Binary

Parity Pledge Signer - gender parity and people of color parity

ESG Highlights

- ✓ Inaugural ESG report in 2022 – reporting on **Healthcare and Technology Metrics**
- ✓ **100% of electricity** powering our Biohive-1 supercomputer comes from renewable sources

Community Impact

altitude lab
Founding Partner,
Life Science Accelerator

biohive.
Founding Member,
Life Science Collective

Committed to ESG Excellence

Corporate ESG Performance
RATED BY ISS ESG
Prime

2030 Goals

- Achieve net-zero GHG emissions
- Achieve equal gender representation

Data shown reflective of Q3 2022 and Recursion's 2022 ESG report

25

Our leadership team brings together experience & innovation to lead TechBio

Board of Directors



R. MARTIN CHAVEZ, PHD
Chairman, RXRX
Board Member of Alphabet, Vice-Chair of 6th Street, Former CFO/CIO of GS
Alphabet · 6 SIXTH STREET · Goldman Sachs



CHRIS GIBSON, PHD
Co-Founder & CEO, RXRX
The University of Utah · Rice



DEAN LI, MD/PHD
RXRX Co-Founder, President of Merck Research Labs
Merck · The University of Utah



ZAVAIN DAR
Co-Founder & Partner, Dimension
DIMENSION · LUX



TERRY-ANN BURRELL, MBA
CFO & Treasurer, Beam Therapeutics
Beam Therapeutics · J.P.Morgan



ROB HERSHBERG, MD/PHD
Co-Founder/CEO/Chair of HilleVax, Former EVP, CSO & CBO at Celgene
Celgene



BLAKE BORGESON, PHD
RXRX Co-Founder, Board Member Machine Intelligence Research Institute
MIRI · Rice



ZACHARY BOGUE, JD
Co-Founder & Partner, Data Collective
DCVC

Executive Team



CHRIS GIBSON, PHD
Co-Founder & CEO
The University of Utah · Rice



TINA LARSON
President & COO
Roche · Genentech · Achaogen



SHAFIQUE VIRANI, MD FRCS
Chief Business Officer & Interim CMO
bridgebio · Roche · Genentech



MICHAEL SECORA, PHD
Chief Financial Officer
Laurion Capital Management LP · Princeton University · MIT



HEATHER KIRKBY, MBA
Chief People Officer
intuit



BEN MABEY
Chief Technology Officer



LOUISA DANIELS, JD MBA
Chief Legal Officer & General Counsel
Pfizer · élan



KRISTEN RUSHTON, MBA
SVP of Business Operations
Myriad genetics

Trademarks are the property of their respective owners and used for informational purposes only.

26

What's new at Recursion

Recent Milestones Achieved

- **Expanded Bayer** collaboration to use mapping and navigating techniques to explore **fibrotic diseases**
- Announced transformational collaboration with **Roche-Genentech** focused on **neuroscience**
- **Initiated 4 clinical trials in 3 quarters**
    - **Phase 2** clinical trial evaluating REC-994 for the potential treatment of **CCM**
    - **Phase 2/3** clinical trial evaluating REC-2282 for the potential treatment of **NF2**
    - **Phase 2** clinical trial evaluating REC-4881 for the potential treatment of **FAP**
    - **Phase 1** clinical trial evaluating REC-3964 for the potential treatment of **Clostridium difficile Colitis**
- **Nominated** REC-4881 as a clinical program for the potential treatment of ***AXIN1/APC* mutant cancers with an initial focus in HCC and Ovarian**; **Phase 2** trial in planning

Upcoming Potential Milestones

Near-Term

- Potential for **additional INDs and clinical starts**
- Potential for **additional partnership(s)** in large, intractable areas of biology
- Potential **option exercises** for partnership **programs**
- Potential **option exercises** for **map building** initiatives or data sharing
- Potential for consolidation of **technologies**, **talent** and **assets** to accelerate the Recursion OS

Medium-Term

- Multiple **POC readout(s)** for AI-discovered programs
- Potential **additional partnership(s)** in large, intractable areas of biology
- Potential additional **option exercises** for partnership programs
- Potential significant **option exercises** for map building or data sharing
- Recursion OS begins to move to **Autonomous Map Building** and **Navigation** with automated chemical synthesis, digital chemistry and predictive ADMET tools

Strong Financials **~$455M** in cash and cash equivalents at the end of Q3 2022 **(excludes recent equity offering)**

27

Impact 28

29

• Immunotherapy-induced markers of inflammation are reduced in the periphery • IFN-ɣ increased in plasma under immunotherapy but was suppressed in combination with REC-648918 • Higher relative levels of IFN-ɣ were maintained under combination treatment Gene B Gene B REC- 648918 REC-648918 BIRC2 Gene A Gene A BIRC2 • Goal: Identify novel compounds capable of re-sensitizing tumors with tumor- intrinsic resistance factors to checkpoint therapy • Phenomap insight: Novel compound (REC-648918) identified with similarity to knockout of potential immunotherapy resistance gene targets (Gene A, Gene B) • Result: Reduction in tumor growth vs anti-PD-1 alone in both CT26 checkpoint resistance and EMT6 models – including 40% and 80% complete response in combination in each model, respectively CT26: mouse colon carcinoma. REC-648918 was dosed PO, QD for 5 weeks at 100mg/kg. Anti-PD-1 was dosed IP, BIW for 5 weeks at 10mg/kg. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * p<0.05 ** p<0.01 **** p<0.0001; ^ Combination treatment in EMT6 resulted in 8 CR and 8 rejections on re-challenge Tumor-intrinsic immune resistance Similar Opposite 30 30 CT26 REC-648918 REC-648918 + aPD1 Vehicle Anti-PD-1 40% CR in comboTu m o r V o lu m e (m m 3 ) CT26 • Efficacy demonstrated in CT26 checkpoint resistance mouse model • Complete response (CR) in 4 of 10 mice was observed, with resistance to re-challenge in 3 of 4 mice • Similar results were observed in the EMT-6 syngeneic model where 8 of 10 mice achieved CR and resisted rechallenge

Tumor-intrinsic immune resistance

KRAS/STK11: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response in KRASm/STK11m cancers

- **Goal:** Identify novel compounds capable of re-sensitizing tumors to checkpoint therapy in *STK11* mutant cancers
- **Phenomap insight:** Novel class of compounds (REC-64151) inferred to rescue loss of *STK11*
- **Result:** REC-64151 restores anti-PD1 (aPD1) response of *STK11* mutant CT26 tumors (Fig. A, B) and demonstrated enrichment of CD8+ T-cells (Fig. C)


REC-64151
0.25 µM
2.5 µM
STK11
STK11
Similar
Opposite
2.5 µM
0.25 µM
REC-64151

REC-64151 restores anti-PD1 response of *STK11* mutant CT26 tumors


(A)
CT26 WT
Tumor Volume (mm³)
3000
2000
1000
0
5
10
15
20
25
days
****


(B)
CT26 STK11 KO
Tumor Volume (mm³)
3000
2500
2000
1500
1000
500
0
5
10
15
20
25
days
****
Vehicle
aPD1
REC-64151
REC-64151 + aPD1

REC-64151 combination with anti-PD1 enriches CD8 T-cells


(C)
CD8+ T cells
**
% CD8 of T cells
60
40
20
0
Vehicle
aPD1
REC-64151
REC-64151 + aPD1

Anti-PD-1 dosed at 10mg/kg; REC-64151 dosed at 100mg/kg; ** p<0.01 **** p<0.0001

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-2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-12 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-12 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-12 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-12 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 1 0 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-12 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 MYC-MAX Inhibitor (Benchmark) Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro li fe ra ti o n I n h ib it io n REC-136467 Conc. (Log, uM) PC-1 MSTO-211H MV-4-11 HL-60c-Myc Independent Cell Line: c-Myc Dependent Cell Lines: MYC: Platform to identify small molecule inhibitors of MYC • Goal: Use the map-based inference platform to: • Identify novel small molecules that inhibit MYC activity for the treatment of diverse cancers characterized by aberrant activation of MYC pathway • Identify multiple hit series that mimic the functional consequence of MYC knockout by multiple mechanisms of action (MYC degradation, inhibition, molecular glues) • Phenomap insight: Complex MYC biology is represented in the map with MYC inhibitors identified due to their inferred relationship to the MYC gene knockout • Result: Identified hits selectively induce cell death in c-MYC dependent cell lines, while not affecting cell viability in c-MYC independent cells Selective effect on c-MYC amplified and c-MYC dependent cell line proliferation for two hit molecules identified using Recursion’s Platform Tumor-targeted precision therapeutics 32 Similar Opposite

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Recursion is leading the TechBio revolution

Recursion is a clinical stage **TechBio** company **Mapping and Navigating** biology and chemistry with the goal of bringing better medicines to patients faster and at lower cost via an **Internal Pipeline** and **Partnerships**

The Leading TechBio

Mission is to decode biology to radically improve lives

>150 biologists, chemists and drug developers

>150 data scientists, software programmers, and engineers

Mapping & Navigating

1st novel biological insights identified with AI-enabled mapping

~19 petabytes of proprietary biological & chemical data generated in-house

2.9 trillion predicted biological and chemical relationships to mine for compelling novel programs

Internal Pipeline

3 programs initiated Ph2 or Ph2/3 clinical trials

1 program preparing to initiate a Ph2 clinical trial

1 program initiated Ph1 clinical trial

Dozens of preclinical, discovery, and research programs

Transformational Partnerships

>$230M in upfront payments and investment to date from partners

>$500M in potential research milestones and data usage options

>$13B in potential project milestones across 50+ possible programs in addition to royalties

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Images adapted from Jayatunga, M., et al. Nature Reviews Drug Discovery 2022. 35 Top-20 Pharma Companies AI-Native Drug Discovery Companies 705 768 708 602 575 641 686 709 519 439 393 333 0 500 1,000 1,500 2,000 2,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Discovery / Preclinical Phase I Phase II Phase III 6 2 4 6 10 18 23 28 56 121 119 158 0 50 100 150 200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 N u m b er o f C lin ic al a n d P re cl in ic al A ss e ts N u m b e r o f C lin ic al a n d P re cl in ic al A ss e ts

A move from traditional drug discovery towards mapping and navigating biology and chemistry

Traditional Drug Discovery

LIMITATIONS

1. Millions of disparate journal articles and publications
2. Many data cannot be independently replicated
3. Human-selected low dimensional assays prone to confirmation bias
4. Humans prone to confirmation bias

- World's literature reviewed
- People generate hypotheses
- Hypotheses validated in low dimensional assays
- Translation

<10% clinical success rate

Recursion Approach



- **MAP OF BIOLOGY AND CHEMISTRY**
  2.9 trillion predicted relationships from >150M reproducible experiments
- Scientists navigate machine-generated hypotheses with unmet need and data arbitrage in mind
- Chosen hypotheses automatically validated using orthogonal high-dimensional assays
- Increased efficiency of translation: more scale, more speed, less cost

*Approach is designed with the goal of achieving **higher** clinical success rates*

BENEFITS

1. Massive, relatable proprietary map of searchable biology and chemistry
2. Data highly replicable and scalable
3. High-dimensional orthogonal validation minimizes 'leak' of poor hypotheses to later stages
4. Minimization of human bias
5. Maximization of biological systems relevance

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Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Illustrative example of potential value inflection points Upfront Fee Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Collaboration Timeline Programs 2 through N Programs 2 through N Programs 2 through N Value Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Programs 2 through N Programs 2 through N Technical and Map-Based Milestones Programs 2 through N Programs 2 through N Pre-Clinical Milestones Clinical and Approval Milestones Royalties & Commercial Milestones 37

COVID-19 research

Drug	Prediction	Correct?
Hydroxychloroquine	x	✓
Lopinavir	x	✓
Ritonavir	x	✓
Remdesivir	✓	✓
Baricitinib	✓	✓
Tofacitinib	✓	✓
Ivermectin	x	✓
Fluvoxamine	x	✓
Dexamethasone	x	x

https://www.biorxiv.org/content/10.1101/2020.04.21.054387v1

- Recursion conducted several AI-enabled experiments in April 2020 to investigate therapeutic potential for COVID-19
  - Drugs investigated included FDA-approved drugs, EMA-approved drugs or compounds in late-stage clinical trials for modulation of the effect of SARS-CoV-2 on human cells
- The resulting experiments were then compiled into the RxRx19 dataset, which comprised of 860+ GB of data from our screens
  - Data was made available to the community to accelerate the development of methods and pandemic treatments.
- **The Recursion OS predicted 8 of 9 randomized clinical trials correctly, in both early and late-stage COVID-19**

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• Growth in capabilities, proprietary data, programs, and partnerships • Increasing business opportunities • Reducing binary risks We are a biotechnology company scaling more like a technology company, as demonstrated by our growth in inputs (experiments) and growth in outputs (data, biological and chemical relationships, programs, and partnerships). (1) Includes approximately 500,000 compounds from Bayer’s proprietary library. (2) ‘Predicted Relationships’ refers to the number of Unique Perturbations that have been predicted using our maps. (3) Announced a collaboration with Roche and Genentech in December 2021 and received an upfront payment of $150 million in January 2022. Year 2018 2019 2020 2021 Total Phenomic Experiments (Millions) 8 24 56 115 Data (PB) 1.8 4.3 6.8 12.9 Cell Types 12 25 36 38 Total Chemical Library1 (Thousands) 24 106 706 978 In Silico Chemistry Library (Billions) 0 0.02 3 12 Predicted Biological and Chemical Relationships2 (Billions) NA NA 13 203 IND-Enabling and Clinical Stage Programs 1 2 4 5 Cumulative Upfront and Investment Payments Committed by Partners3 $0 $0 $80M $230M Cumulative Potential Payments from Partners Excluding Royalties $0 $0 >$1B >$13B 40